                                                                    EXHIBIT 20.1


                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-1



Original Principal Balance                                                                       335,000,000.00

                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                      TOTALS     BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                                   0.00     0.000000

                 Principal Amount of Notes as of Current Distribution Date                                 0.00     0.000000

                                                 Pool Factor                                           0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                              0.00                      0.000000
                 Plus: Prior Principal Carryover                                          0.00                      0.000000
                                                                            -------------------
                 Total Principal Distributable Amount                                     0.00                      0.000000

                 Principal Distribution Amount                                            0.00                      0.000000
                                                                            -------------------

                 Current Principal Carryover                                                               0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                               0.00                      0.000000
                 Plus: Prior Interest Carryover                                           0.00                      0.000000
                                                                            -------------------
                 Total Interest Distributable Amount                                      0.00                      0.000000

                 Interest Distribution Amount                                             0.00                      0.000000
                                                                            -------------------

                 Current Interest Carryover                                                                0.00     0.000000

                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
                 Aggregate Principal Balance                                  1,126,865,306.80

                 Overcollateralization Amount                                    61,977,591.87

                 Servicing Fee                                                    1,219,075.00                      0.812717

                 Spread Account                                                   7,500,000.00
                 Net Change in Spread Account                                             0.00

                 Net Collections                                                 49,296,681.74

                 Aggregate Principal Balance of Delinquent Contracts              6,239,510.24

                 Aggregate Spread Account Reduction                               5,369,456.75
                 Total Initial Spread Deposit Repayment                          (5,369,456.75)
                                                                            -------------------
                 Certificate Distributable Amount                                           --
                                                                            ===================

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-2



Original Principal Balance                                                                       291,000,000.00


                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                      TOTALS    BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                         247,165,167.02   849.364835

                 Principal Amount of Notes as of Current Distribution Date                       212,225,079.73   729.295807

                                                 Pool Factor                                           0.729296

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                     34,940,087.29                    120.069028
                 Plus: Prior Principal Carryover                                          0.00                      0.000000
                                                                            -------------------
                 Total Principal Distributable Amount                            34,940,087.29                    120.069028

                 Principal Distribution Amount                                   34,940,087.29                    120.069028
                                                                            -------------------

                 Current Principal Carryover                                                               0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                         271,881.68                      0.934301
                 Plus: Prior Interest Carryover                                           0.00                      0.000000
                                                                            -------------------
                 Total Interest Distributable Amount                                271,881.68                      0.934301

                 Interest Distribution Amount                                       271,881.68                      0.934301
                                                                            -------------------

                 Current Interest Carryover                                                                0.00     0.000000

                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL

                 Aggregate Principal Balance                                  1,126,865,306.80

                 Overcollateralization Amount                                    61,977,591.87

                 Servicing Fee                                                    1,219,075.00                      0.812717

                 Spread Account                                                   7,500,000.00
                 Net Change in Spread Account                                             0.00

                 Net Collections                                                 49,296,681.74

                 Aggregate Principal Balance of Delinquent Contracts              6,239,510.24

                 Aggregate Spread Account Reduction                               5,369,456.75
                 Total Initial Spread Deposit Repayment                          (5,369,456.75)
                                                                            -------------------
                 Certificate Distributable Amount                                           --
                                                                            ===================

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-3


Original Principal Balance                                                                       395,000,000.00


                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                      TOTALS    BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                         395,000,000.00  1000.000000

                 Principal Amount of Notes as of Current Distribution Date                       395,000,000.00  1000.000000

                                                 Pool Factor                                           1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                              0.00                      0.000000
                 Plus: Prior Principal Carryover                                          0.00                      0.000000
                                                                            -------------------
                 Total Principal Distributable Amount                                     0.00                      0.000000

                 Principal Distribution Amount                                            0.00                      0.000000
                                                                            -------------------

                 Current Principal Carryover                                                               0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                         579,333.33                      1.466667
                 Plus: Prior Interest Carryover                                           0.00                      0.000000
                                                                            -------------------
                 Total Interest Distributable Amount                                579,333.33                      1.466667

                 Interest Distribution Amount                                       579,333.33                      1.466667
                                                                            -------------------

                 Current Interest Carryover                                                                0.00     0.000000

                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL

                 Aggregate Principal Balance                                  1,126,865,306.80

                 Overcollateralization Amount                                    61,977,591.87

                 Servicing Fee                                                    1,219,075.00                      0.812717

                 Spread Account                                                   7,500,000.00
                 Net Change in Spread Account                                             0.00

                 Net Collections                                                 49,296,681.74

                 Aggregate Principal Balance of Delinquent Contracts              6,239,510.24

                 Aggregate Spread Account Reduction                               5,369,456.75
                 Total Initial Spread Deposit Repayment                          (5,369,456.75)
                                                                            -------------------
                 Certificate Distributable Amount                                           --
                                                                            ===================

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-4



Original Principal Balance                                                                       299,000,000.00


                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                      TOTALS    BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                         299,000,000.00  1000.000000

                 Principal Amount of Notes as of Current Distribution Date                       299,000,000.00  1000.000000

                                                 Pool Factor                                           1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                              0.00                      0.000000
                 Plus: Prior Principal Carryover                                          0.00                      0.000000
                                                                            -------------------
                 Total Principal Distributable Amount                                     0.00                      0.000000

                 Principal Distribution Amount                                            0.00                      0.000000
                                                                            -------------------

                 Current Principal Carryover                                                               0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                         600,491.67                      2.008333
                 Plus: Prior Interest Carryover                                           0.00                      0.000000
                                                                            -------------------
                 Total Interest Distributable Amount                                600,491.67                      2.008333

                 Interest Distribution Amount                                       600,491.67                      2.008333
                                                                            -------------------

                 Current Interest Carryover                                                                0.00     0.000000

                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
                 Aggregate Principal Balance                                  1,126,865,306.80

                 Overcollateralization Amount                                    61,977,591.87

                 Servicing Fee                                                    1,219,075.00                      0.812717

                 Spread Account                                                   7,500,000.00
                 Net Change in Spread Account                                             0.00

                 Net Collections                                                 49,296,681.74

                 Aggregate Principal Balance of Delinquent Contracts              6,239,510.24

                 Aggregate Spread Account Reduction                               5,369,456.75
                 Total Initial Spread Deposit Repayment                          (5,369,456.75)
                                                                            -------------------
                 Certificate Distributable Amount                                           --
                                                                            ===================

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class B-1



Original Principal Balance                                                                        63,750,000.00


                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                      TOTALS    BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                          60,856,240.59   954.607696

                 Principal Amount of Notes as of Current Distribution Date                        58,596,995.95   919.168564

                                                 Pool Factor                                           0.919169

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                      2,259,244.64                     35.439132
                 Plus: Prior Principal Carryover                                          0.00                      0.000000
                                                                            -------------------
                 Total Principal Distributable Amount                             2,259,244.64                     35.439132

                 Principal Distribution Amount                                    2,259,244.64                     35.439132
                                                                            -------------------

                 Current Principal Carryover                                                               0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                         125,769.56                      1.972856
                 Plus: Prior Interest Carryover                                           0.00                      0.000000
                                                                            -------------------
                 Total Interest Distributable Amount                                125,769.56                      1.972856

                 Interest Distribution Amount                                       125,769.56                      1.972856
                                                                            -------------------

                 Current Interest Carryover                                                                0.00     0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL

                 Aggregate Principal Balance                                  1,126,865,306.80

                 Overcollateralization Amount                                    61,977,591.87

                 Servicing Fee                                                    1,219,075.00                      0.812717

                 Spread Account                                                   7,500,000.00
                 Net Change in Spread Account                                             0.00

                 Net Collections                                                 49,296,681.74

                 Aggregate Principal Balance of Delinquent Contracts              6,239,510.24

                 Aggregate Spread Account Reduction                               5,369,456.75
                 Total Initial Spread Deposit Repayment                          (5,369,456.75)
                                                                            -------------------
                 Certificate Distributable Amount                                           --
                                                                            ===================

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class C-1



Original Principal Balance                                                                        67,500,000.00


                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                      TOTALS    BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                          64,484,208.78   955.321612

                 Principal Amount of Notes as of Current Distribution Date                        62,090,278.40   919.855976

                                                 Pool Factor                                           0.919856

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                      2,393,930.38                     35.465635
                 Plus: Prior Principal Carryover                                          0.00                      0.000000
                                                                            -------------------
                 Total Principal Distributable Amount                             2,393,930.38                     35.465635

                 Principal Distribution Amount                                    2,393,930.38                     35.465635
                                                                            -------------------

                 Current Principal Carryover                                                               0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                         163,897.36                      2.428109
                 Plus: Prior Interest Carryover                                           0.00                      0.000000
                                                                            -------------------
                 Total Interest Distributable Amount                                163,897.36                      2.428109

                 Interest Distribution Amount                                       163,897.36                      2.428109
                                                                            -------------------

                 Current Interest Carryover                                                                0.00     0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL

                 Aggregate Principal Balance                                  1,126,865,306.80

                 Overcollateralization Amount                                    61,977,591.87

                 Servicing Fee                                                    1,219,075.00                      0.812717

                 Spread Account                                                   7,500,000.00
                 Net Change in Spread Account                                             0.00

                 Net Collections                                                 49,296,681.74

                 Aggregate Principal Balance of Delinquent Contracts              6,239,510.24

                 Aggregate Spread Account Reduction                               5,369,456.75
                 Total Initial Spread Deposit Repayment                          (5,369,456.75)
                                                                            -------------------
                 Certificate Distributable Amount                                           --
                                                                            ===================

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class D-1



Original Principal Balance                                                                        41,250,000.00


                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                      TOTALS    BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                          39,439,525.16   956.109701

                 Principal Amount of Notes as of Current Distribution Date                        37,975,360.85   920.614808

                                                 Pool Factor                                           0.920615

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                      1,464,164.31                     35.494892
                 Plus: Prior Principal Carryover                                          0.00                      0.000000
                                                                            -------------------
                 Total Principal Distributable Amount                             1,464,164.31                     35.494892

                 Principal Distribution Amount                                    1,464,164.31                     35.494892
                                                                            -------------------

                 Current Principal Carryover                                                               0.00     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                         124,891.83                      3.027681
                 Plus: Prior Interest Carryover                                           0.00                      0.000000
                                                                            -------------------
                 Total Interest Distributable Amount                                124,891.83                      3.027681

                 Interest Distribution Amount                                       124,891.83                      3.027681
                                                                            -------------------

                 Current Interest Carryover                                                                0.00     0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL

                 Aggregate Principal Balance                                  1,126,865,306.80

                 Overcollateralization Amount                                    61,977,591.87

                 Servicing Fee                                                    1,219,075.00                      0.812717

                 Spread Account                                                   7,500,000.00
                 Net Change in Spread Account                                             0.00

                 Net Collections                                                 49,296,681.74

                 Aggregate Principal Balance of Delinquent Contracts              6,239,510.24

                 Aggregate Spread Account Reduction                               5,369,456.75
                 Total Initial Spread Deposit Repayment                          (5,369,456.75)
                                                                            -------------------
                 Certificate Distributable Amount                                           --
                                                                            ===================